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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2006 (October 19, 2006)

KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
1301 McKinney Street, Suite 1800 Houston, Texas 77010 (Address of Principal Executive Offices and Zip Code)
713/651-4300 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

        On October 19, 2006, Key Energy Services, Inc. (the "Company") filed a Current Report on Form 8-K containing a Financial and Informational Report. This Current Report on Form 8-K files as exhibits certain documents that would have otherwise been filed as an exhibits to an annual report on Form 10-K, but have not previously been filed.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibits.

2.5	Asset Purchase Agreement dated December 7, 2004 among the Company, Key Energy Drilling, Inc., Key Energy Drilling Beneficial, L.P., Key Four Corners, Inc. and Key Rocky Mountain Inc. and Patterson-UTI Drilling Company LP, LLLP.
4.1	Second Supplemental Indenture dated as of August 29, 2002, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
4.2	Second Supplemental Indenture, dated as of July 12, 2004, between the Company and U.S. Bank National Association, as Trustee.
4.3	Fourth Supplemental Indenture, dated as of July 12, 2004, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
4.4	Third Supplemental Indenture, dated as of July 19, 2004, between the Company and U.S. Bank National Association, as Trustee.
4.5	Fifth Supplemental Indenture, dated as of July 19, 2004, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
10.1	Employment Agreement between Key Energy Services, Inc. and Richard J. Alario dated effective as of January 1, 2004.
10.2	Employment Agreement between Key Energy Services, Inc. and Richard J. Alario dated effective as of May 1, 2004.
10.3	Employment Agreement between Key Energy Services, Inc. and James J. Byerlotzer dated effective as of January 1, 2004.
10.4	Third Amended and Restated Employment Agreement between Key Energy Services, Inc. and Francis D. John dated effective as of January 1, 2004.
10.5	Employment Agreement between Key Energy Services, Inc. and Royce W. Mitchell dated effective as of January 1, 2004.
10.6	Employment Agreement between Key Energy Services, Inc. and Jim D. Flynt dated as of January 1, 2004.
10.7	Employment Agreement between Key Energy Services, Inc. and Jack D. Loftis, Jr. dated effective as of January 1, 2004.
10.8	Employment Agreement between Key Energy Services, Inc. and Phil Coyne dated November 17, 2004.
10.9	First Amendment to Employment Agreement between the Company and Phil Coyne effective as of January 24, 2005.
10.10	Employment Agreement between Key Energy Services, Inc. and Kim B. Clarke dated November 22, 2004.
10.11	First Amendment to the Employment Agreement between the Company and Richard J. Alario effective as of June 24, 2005.

10.12	First Amendment to the Employment Agreement between the Company and William M. Austin effective as of June 24, 2005.
10.13	First Amendment to the Employment Agreement between the Company and Newton W. Wilson, III effective as of June 24, 2005.
10.14	First Amendment to the Employment Agreement between the Company and Kim B. Clarke effective as of June 24, 2005.
10.16	Second Amendment to Employment Agreement between the Company and Kim B. Clarke effective as of April 1, 2006.
10.17	Employment Agreement between Key Energy Services, Inc. and Don D. Weinheimer dated October 2, 2006.
10.18	Agreement for Supply and Operation of Workover Rigs, Pulling Units, Vehicles, Other Equipment and Related Services by and between Apache Corporation and Registrant dated as of March 28, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: October 19, 2006	By:	/s/ NEWTON W. WILSON, III Newton W. Wilson, III Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.5	Asset Purchase Agreement dated December 7, 2004 among the Company, Key Energy Drilling, Inc., Key Energy Drilling Beneficial, L.P., Key Four Corners, Inc. and Key Rocky Mountain Inc. and Patterson-UTI Drilling Company LP, LLLP and Patterson-UTI Energy, Inc.
4.1	Second Supplemental Indenture dated as of August 29, 2002, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
4.2	Second Supplemental Indenture, dated as of July 12, 2004, between the Company and U.S. Bank National Association, as Trustee.
4.3	Fourth Supplemental Indenture, dated as of July 12, 2004, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
4.4	Third Supplemental Indenture, dated as of July 19, 2004, between the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
4.5	Fifth Supplemental Indenture, dated as of July 19, 2004, among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
10.1	Employment Agreement between Key Energy Services, Inc. and Richard J. Alario dated effective as of January 1, 2004.
10.2	Employment Agreement between Key Energy Services, Inc. and Richard J. Alario dated effective as of May 1, 2004.
10.3	Employment Agreement between Key Energy Services, Inc. and James J. Byerlotzer dated effective as of January 1, 2004.
10.4	Third Amended and Restated Employment Agreement between Key Energy Services, Inc. and Francis D. John dated effective as of January 1, 2004.
10.5	Employment Agreement between Key Energy Services, Inc. and Royce W. Mitchell dated effective as of January 1, 2004.
10.6	Employment Agreement between Key Energy Services, Inc. and Jim D. Flynt dated as of January 1, 2004.
10.7	Employment Agreement between Key Energy Services, Inc. and Jack D. Loftis, Jr. dated effective as of January 1, 2004.
10.8	Employment Agreement between Key Energy Services, Inc. and Phil Coyne dated November 17, 2004.
10.9	First Amendment to Employment Agreement between the Company and Phil Coyne effective as of January 24, 2005.
10.10	Employment Agreement between Key Energy Services, Inc. and Kim B. Clarke dated November 22, 2004.
10.11	First Amendment to the Employment Agreement between the Company and Richard J. Alario effective as of June 24, 2005.
10.12	First Amendment to the Employment Agreement between the Company and William M. Austin effective as of June 24, 2005.
10.13	First Amendment to the Employment Agreement between the Company and Newton W. Wilson, III effective as of June 24, 2005.
10.14	First Amendment to the Employment Agreement between the Company and Kim B. Clarke effective as of June 24, 2005.

10.16	Second Amendment to Employment Agreement between the Company and Kim B. Clarke effective as of April 1, 2006.
10.17	Employment Agreement between Key Energy Services, Inc. and Don D. Weinheimer dated October 2, 2006.
10.18	Agreement for Supply and Operation of Workover Rigs, Pulling Units, Vehicles, Other Equipment and Related Services by and between Apache Corporation and Registrant dated as of March 28, 2002.

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SIGNATURE
Exhibit Index